Exhibit 10.4
AMENDMENT NO.1 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement (this “Amendment”), dated as of September 19, 2014, is entered into by and among Medbox, Inc., a Nevada corporation (the “Company”), and the Purchasers named on the signature pages hereto.

WITNESSETH:

WHEREAS, on July 21, 2014, the Company and the Purchasers entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”);

WHEREAS, the Company and the Purchasers desire to amend the Securities Purchase Agreement as more particularly set forth below;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.           Securities issuable pursuant to the securities purchase agreement and Transaction Documents (as defined in such securities purchase agreement) entered into by the Company on September 19, 2014, with YA Global Master SPV LTD will be deemed an Exempt Issuance.

2.           Section 2.1 of the Securities Purchase Agreement shall be deleted in its entirety and replaced by the following which shall be inserted in lieu thereof:

The Purchasers will purchase an aggregate of up to $3,500,000 in Subscription Amount corresponding to an aggregate of up to $3,500,000 in Principal Amount of Debentures. The purchase will occur in five (5) tranches of (each a “Tranche,” and collectively the “Tranches”), with the first Tranche of $1,000,000 being closed on upon execution of this Agreement (the “First Closing”). The second Tranche will be for $1,000,000 and will occur within two (2) days of the Filing Date of the draft Registration Statement.  The third Tranche will be for $500,000 and will occur within 5 Business Days of execution of Amendment No. 1 to this Agreement.  The fourth Tranche will be for $500,000 and will occur within two (2) days of the SEC Effective Date. The fifth Tranche will be for $500,000 and will occur within five Business Days of the SEC Effective Date. The second, third, fourth and fifth Tranche will occur so long as the Company is not in default of the Debentures. The obligations of the Purchasers under this Section 2.1 will be joint and several and the allocation of the amounts purchased by each Purchaser for each Tranche will be allocated among the Purchasers in the Purchasers’ discretion. The parties acknowledge that the closing of the first Tranche occurred on July 21, 2014 and the closing of the second Tranche occurred on August 25, 2014.

3.           The Amortization Schedule for the Debentures is hereby amended as follows. Amortization Payments will begin on the eleventh day of the fourth month after the Original Issue Date and will continue on the eleventh day of each of the following eight (8) successive months thereafter. On each such Amortization Payment Date, the Company will redeem one-ninth (1/9) of the face amount of the Debenture, except that, (1) the first and second Amortization Payments of such Debentures will be for of one-sixth (1/6) of the face amount of such Debentures, and (2) the eighth and ninth Amortization Payments of such Debentures will be for one-eighteenth (1/18) of the face amount of the Debentures. Please see exhibit A attached.

4.           Except as modified herein, the terms of the Securities Purchase Agreement shall remain in full force and effect.

5.           This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment.  A signature delivered by facsimile shall constitute an original.

[Signature Page Follows]

[SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

MEDBOX, INC.

By: /s/ Guy Marsala
Name: Guy Marsala
Title: Chief Executive Officer

PURCHASERS:

REDWOOD MANAGEMENT LLC

By: /s/ John DeNobile
Name: John DeNobile
Title: Manager

REDWOOD FUND II LLC

By: /s/ John DeNobile
Name: John DeNobile
Title: Manager

REDWOOD FUND III LTD.

By: /s/ John DeNobile
Name: John DeNobile
Title: Manager

Exhibit A

Amortization Schedule

Transaction	Amount	Timing
Funding:	$950,000	July 21, 2014

Amortization Payments	Cash 30% Premium	Common Stock
First Payment (11/11/14)	$216,666.65 (plus interest)	$166,666.66(plus interest)
Second Payment (12/11/14)	$216,666.65 (plus interest)	$166,666.66 (plus interest)
Third Payment (1/11/15)	$144,444.44 (plus interest)	$111,111.11(plus interest)
Fourth payment (2/11/15)	$144,444.44 (plus interest)	$111,111.11 (plus interest)
Fifth Payment (3/11/15)	$144,444.44 (plus interest)	$111,111.11 (plus interest)
Sixth Payment (4/11/15)	$144,444.44 (plus interest)	$111,111.11 (plus interest)
Seventh Payment (5/11/15)	$144,444.44 (plus interest)	$111,111.11 (plus interest)
Eighth Payment (6/11/15)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Ninth Payment (7/11/15)	$72,222.22 (plus interest)	$55,555.55 (plus interest)

Transaction	Amount	Timing
Funding:	$950,000	August 25, 2014

Amortization Payments	Cash 30% Premium	Common Stock
First Payment (12/11/14)	$216,666.65 (plus interest)	$166,666.66(plus interest)
Second Payment (1/11/15)	$216,666.65 (plus interest)	$166,666.66 (plus interest)
Third Payment (2/11/15)	$144,444.44 (plus interest)	$111,111.11(plus interest)
Fourth payment (3/11/15)	$144,444.44 (plus interest)	$111,111.11 (plus interest)
Fifth Payment (4/11/15)	$144,444.44 (plus interest)	$111,111.11 (plus interest)
Sixth Payment (5/11/15)	$144,444.44 (plus interest)	$111,111.11 (plus interest)
Seventh Payment (6/11/15)	$144,444.44 (plus interest)	$111,111.11 (plus interest)
Eighth Payment (7/11/15)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Ninth Payment (8/11/15)	$72,222.22 (plus interest)	$55,555.55 (plus interest)

Transaction	Amount	Timing
Funding:	$475,000	Within 5 Business Days of Execution of Amendment No. 1

Amortization Payments	Cash 30% Premium	Common Stock
First Payment (1/11/15)	$108,333.32 (plus interest)	$83,333.33 (plus interest)
Second Payment (2/11/15)	$108,333.32 (plus interest)	$83,333.33 (plus interest)
Third Payment (3/11/15)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Fourth payment (4/11/15)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Fifth Payment (5/11/15)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Sixth Payment (6/11/15)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Seventh Payment (7/11/15)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Eighth Payment (8/11/15)	$36,111.01 (plus interest)	$27,777.77 (plus interest)
Ninth Payment (9/11/15)	$36,111.01 (plus interest)	$27,777.77 (plus interest)

Transaction	Amount	Closing
Funding:	$475,000	Within 2 Days of the SEC Effective Date

Amortization Payments	Cash 30% Premium	Common Stock
First Payment (11th day of Month 4 from closing)	$108,333.32 (plus interest)	$83,333.33 (plus interest)
Second Payment (11th day of Month 5 from closing)	$108,333.32 (plus interest)	$83,333.33 (plus interest)
Third Payment (11th day of Month 6 from closing)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Fourth payment (11th day of Month 7 from closing)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Fifth Payment (11th day of Month 8 from closing)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Sixth Payment (11th day of Month 9 from closing)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Seventh Payment (11th day of Month 10 from closing)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Eighth Payment (11th day of Month 11 from closing)	$36,111.01 (plus interest)	$27,777.77 (plus interest)
Ninth Payment (11th day of Month 12 from closing)	$36,111.01 (plus interest)	$27,777.77 (plus interest)

Transaction	Amount	Closing
Funding:	$475,000	Within 5 Business days of the SEC Effective Date

Amortization Payments	Cash 30% Premium	Common Stock
First Payment (11th day of Month 4 from closing)	$108,333.32 (plus interest)	$83,333.33 (plus interest)
Second Payment (11th day of Month 5 from closing)	$108,333.32 (plus interest)	$83,333.33 (plus interest)
Third Payment (11th day of Month 6 from closing)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Fourth payment (11th day of Month 7 from closing)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Fifth Payment (11th day of Month 8 from closing)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Sixth Payment (11th day of Month 9 from closing)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Seventh Payment (11th day of Month 10 from closing)	$72,222.22 (plus interest)	$55,555.55 (plus interest)
Eighth Payment (11th day of Month 11 from closing)	$36,111.01 (plus interest)	$27,777.77 (plus interest)
Ninth Payment (11th day of Month 12 from closing)	$36,111.01 (plus interest)	$27,777.77 (plus interest)